Exhibit 10.8.4

FOURTH LOAN MODIFICATION AGREEMENT

This Fourth Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of March 16, 2009, by and between SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 (FAX 617-969-5965) (“Bank”) and SALARY.COM, INC. a Delaware corporation with offices at 195 West Street, Waltham, Massachusetts 02451 (“Borrower”).

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of August 10, 2006, evidenced by, among other documents, a certain Loan and Security Agreement dated as of August 10, 2006, as affected by a certain Waiver Agreement dated as of June 8, 2008, between Borrower and Bank (the “Waiver Agreement”), as amended by a certain First Loan Modification Agreement dated as of August 8, 2008, between Borrower and Bank, as further amended by a certain Second Loan Modification Agreement dated as of September 17, 2008, between Borrower and Bank, and as further amended by a certain Third Loan Modification Agreement dated as of October 8, 2008 (as amended from time to time, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the “Security Documents”). Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3. DESCRIPTION OF CHANGE IN TERMS.

A.	Modifications to Loan Agreement.

1	The Loan Agreement shall be amended by deleting the following text, appearing in Section 6.6(a) thereof:

“Any Guarantor shall maintain all depository, operating and securities accounts with Bank, or SVB Securities.”

and inserting in lieu thereof the following:

“Any Guarantor shall maintain all depository, operating and securities accounts with Bank, or SVB Securities; provided, however, Genesys Software Systems, Inc. may maintain depository, operating and/or securities accounts with Bank of America or Royal Bank of Canada so long as the aggregate cumulative amount in such accounts does not exceed One Million Dollars ($1,000,000.00) at any time (the “Permitted Accounts”). The investment of such funds of Genesis Software Systems, Inc. in the Permitted Accounts shall be considered Permitted Investments.”

2	The Loan Agreement shall be amended by deleting the following text, appearing in Section 6.7 thereof:

“All financial covenants in this Section 6.7 shall be tested with respect to Borrower (including any entity subsequently added as a “Borrower” hereunder) and Salary.com Securities Corporation together.”

and inserting in lieu thereof the following:

“All financial covenants in this Section 6.7 shall be tested with respect to Borrower (including any entity subsequently added as a “Borrower” hereunder), Salary.com Securities Corporation, and Genesys Software Systems, Inc. together.”

3	The Loan Agreement shall be amended by deleting the following definitions, appearing in Section 13.1 thereof:

“ “Guarantor” is any present or future guarantor of the Obligations, including, without limitation, Salary.com Securities Corporation.”

“ “Secured Guarantor” is any present or future guarantor of the Obligations that has granted a lien to Bank in all of its assets of the type described on Exhibit A, including, without limitation, Salary.com Securities Corporation.”

and inserting in lieu thereof the following:

“ “Guarantor” is any present or future guarantor of the Obligations, including, without limitation, Salary.com Securities Corporation, Salary.com Jamaica Limited, and Genesys Software Systems, Inc.”

“ “Secured Guarantor” is any present or future guarantor of the Obligations that has granted a lien to Bank in all of its assets of the type described on Exhibit A, including, without limitation, Salary.com Securities Corporation and Genesys Software Systems, Inc.”

4	The Loan Agreement shall be amended by deleting the following, appearing as subsection (c) of the definition of “Permitted Investments” in Section 13.1 thereof:

“(c) Investments in Salary.com Securities Corporation;”

and inserting in lieu thereof the following:

“(c) Investments in Salary.com Securities Corporation and Genesys Software Systems, Inc.;”

5	The Loan Agreement shall be amended by adding the following new subsection (g) to the definition of “Permitted Investments” appearing in Section 13.1 thereof:

“(g) The investment of funds in the Permitted Accounts per the terms of this Agreement.”

6	The Loan Agreement shall be amended by inserting the following new definition, appearing alphabetically in Section 13.1 thereof:

“ “Permitted Accounts” is defined in Section 6.6(a).”

4. FEES. Borrower shall reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of October 8, 2008 between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information above Borrower provided to Bank in the Perfection Certificate have not changed, as of the date hereof.

6. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

7. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

8. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

9. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

10. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

[The remainder of this page is intentionally left blank]

This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:		BANK:

SALARY.COM, INC.		SILICON VALLEY BANK

By:	/s/ G. Kent Plunkett	By:	/s/ Larisa B. Chilton
Name:	G. Kent Plunkett	Name:	Larisa B. Chilton
Title:	President and Chief Executive Officer	Title:	Vice President

The undersigned, SALARY.COM JAMAICA LIMITED (“Salary.com Jamaica Guarantor”) hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Unconditional Guaranty (the “Guaranty”) dated as of December 19, 2008, executed and delivered by Salary.com Jamaica Guarantor, pursuant to which Salary.com Jamaica Guarantor unconditionally guaranteed the prompt, punctual and faithful payment and performance of all Obligations of Borrower to Bank. In addition, Salary.com Jamaica Guarantor acknowledges, confirms and agrees that the Guaranty shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

SALARY.COM JAMAICA LIMITED

		By:	/s/ G. Kent Plunkett
		Name:	G. Kent Plunkett
		Title:	Director

The undersigned, SALARY.COM SECURITIES CORPORATION (“Salary.com Securities Guarantor”) hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of (a) a certain Unconditional Guaranty (the “Guaranty”) dated as of October 8, 2008, executed and delivered by Salary.com Securities Guarantor, pursuant to which Salary.com Securities Guarantor unconditionally guaranteed the prompt, punctual and faithful payment and performance of all Obligations of Borrower to Bank, and (b) a certain Security Agreement (the “Security Agreement”) dated as of October 8, 2008, between Salary.com Securities Guarantor and Bank, pursuant to which Salary.com Securities Guarantor granted Bank a continuing first priority security interest in the Collateral (as the term is defined therein) to secure the payment and performance of the Obligations under the Guaranty in accordance with the terms of the Security Agreement. In addition, Salary.com Securities Guarantor acknowledges, confirms and agrees that the Guaranty and Security Agreement shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

SALARY.COM SECURITIES CORPORATION

		By:	/s/ G. Kent Plunkett
		Name:	G. Kent Plunkett
		Title:	President

The undersigned, GENESYS SOFTWARE SYSTEMS, INC. (“Genesys Software Systems Guarantor”) hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of (a) a certain Unconditional Guaranty (the “Guaranty”) dated as of March 16, 2009, executed and delivered by Genesys Software Systems Guarantor, pursuant to which Genesys Software Systems Guarantor unconditionally guaranteed the prompt, punctual and faithful payment and performance of all Obligations of Borrower to Bank, and (b) a certain Security Agreement (the “Security Agreement”) dated March 16, 2009, between Borrower and Bank, pursuant to which Genesys Software Systems Guarantor granted Bank a continuing first priority security interest in the Collateral (as the term is defined therein) to secure the payment and performance of the Obligations under the Guaranty in accordance with the terms of the Security Agreement. In addition, Genesys Software Systems Guarantor acknowledges, confirms and agrees that the Guaranty and Security Agreement shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

GENESYS SOFTWARE SYSTEMS, INC.

By:	/s/ Bryce Chicoyne
Name:	Bryce Chicoyne
Title:	Treasurer and Assistant Secretary